LEONETTI & ASSOCIATES, INC.
PRIVATE FINANCIAL ADVISORS


[GRAPHIC]


LEONETTI FUNDS

LEONETTI BALANCED FUND

LEONETTI GROWTH FUND




SEMI-ANNUAL REPORT

December 31, 2000

[LOGO]

[LOGO]                                                 LEONETTI BALANCED FUND

Dear Shareholder:

The Dow Industrials and the Standards & Poor's 500 indices experienced their worst year since 1981. The powerhouse of the last few years, the Nasdaq Composite had its largest drop since 1971, when the Nasdaq first started trading. The fact that we witnessed a very significant slowdown in the economy in the fourth quarter only added to the pessimism. The large capitalization growth stocks felt the brunt of the selling. Technology, Internet, and telecommunication stocks sold off severely during the year.

                YEAR-TO-DATE PERFORMANCE AS OF DECEMBER 31, 2000*
--------------------------------------------------------------------------------
Dow Industrials                    (6.2%)
Nasdaq Composites                 (39.3%)
S&P 500                           (10.1%)

*    without dividends

The Leonetti Balanced Fund (the "Fund") reflected the returns of the stock indices shown with a drop of 6.89% for the second half of the year. This trailed the Fund's benchmark, the Lipper Balanced Fund Index, which had a positive return of 0.65%. For the year, your fund was down 9.04% compared to a gain for the Lipper Balanced Index of 2.39%*. This difference was mostly due to strength in bonds, weakness in large capitalization growth stocks and good returns in the defensive sectors of the market. Your fund utilizes a portfolio mix of large capitalization growth stocks, coupled with short-term maturities for the fixed income portion. Assets of the Fund are just below $30 million.

In the second half of the year we positioned the portfolio toward less glamorous growth stocks, more emphasis on value and stocks that would benefit from changes in interest rates. We also increased the number of holdings in the portfolio.

The ten largest common stock holdings in the Leonetti Balanced Fund as of Decembers 31, 2000 were, in order:

Citigroup (C)
American Home Products (AHP)
Northern Trust Corp. (NTRS)
Proctor & Gamble (PG)
General Electric (GE)
Sun Microsystems (SUNW)
EMC Corp. (EMC)
Tribune Cos. (TRB)
Northrup Grumman (NOC)
Harley Davidson (HDI)

The Federal Reserve aggressively targeted the growth of the economy in the second half of 1999. From the second half of 1999 to the first part of 2000 the Federal Reserve raised interest rates six times. This coupled with soaring energy costs put a damper not only on business spending, but consumer spending. Unfortunately, the economy was artificially strong in the first half of the year due to the pent up spending for technology that had been delayed due to last year's Y2K scare. This strength not only fooled most economists, but it also appears to have caused the Federal Reserve to overreact with a number of rate hikes. Using hindsight, it is quite obvious now that the strength of the bond market with its inverted yield curve and the weakness in the stock market this past year were discounting a possible recession.

While no one can be certain of future results, our outlook for the economy and the markets for the year 2001 is as follows:

     * The economy is not headed for a recession, but it will experience a much slower growth rate. The Gross Domestic Product growth in the upper 5% range that we had been experiencing should be somewhere in the 3% range.

     * The economy being helped by lower oil prices, lower interest rates, more belt tightening and stronger growth overseas should translate into corporate profits that will rise 7%-10%. Not at the 20% rate of early last year, but well above any recession level.

     * The Federal Reserve will also take an active role in cutting federal funds rates at least 100 basis points in the first quarter and will probably make a third cut before the end of the first half of the year.

     * Historically, for the stock market, rate cuts have been a very powerful source for sustained market rallies. After the first rate cut, we expect a 10% rise in the market within three months, 19% within six months, and a 23% return within one year after the first rate cut.

     * We think that the stock market measured by the Dow Industrial Average should be able to move at least 15% higher in 2001 to 12,400. The Nasdaq Composite will probably see a greater gain due to last year's severe decline. In our view, a gain of 25% is likely to 3100.

After last year's severe decline the market should be refreshed and ready to start a move higher. We feel the new year will provide many opportunities for investors to grasp and be able to move forward from last year's declines. We believe the Fund is positioned well to take advantage of these opportunities and the changing investing environment for the new year.

Cordially,


LEONETTI & ASSOCIATES, INC.



                             LEONETTI BALANCED FUND
 Value of $10,000 vs Wilshire 5000+Salomon+US Treasury and Lipper Balanced Index

                           Average Annual Total Return
                         Period Ended December 31, 2000

                1 Year .................................. -9.04%
                5 Years.................................. 13.53%
                Since Inception (8/1/95) ................ 13.65%

                   Leonetti          Wilshire 5000 +             Lipper
                Balanced Fund     Salomon + US Treasury      Balanced Index
                -------------     ---------------------      --------------
Aug 1, 95           10,000               10,000                  10,000
   Dec 95           10,605               10,842                  10,817
   Jun 96           10,846               11,535                  11,283
   Dec 96           11,330               12,456                  12,224
   Jun 97           12,464               13,994                  13,586
   Dec 97           13,691               15,342                  14,675
   Jun 98           15,468               17,085                  16,111
   Dec 98           17,459               18,222                  16,930
   Jun 99           19,224               19,552                  17,974
   Dec 99           22,002               20,967                  18,449
   Jun 00           21,494               21,196                  18,770
   Dec 00           20,012               20,244                  18,890


* Past performance does not guarantee future results.

The Lipper Balanced Index is an equally weighted performance index of the largest qualifying funds in the Lipper category. The Wilshire 5000 + Salomon + US Treasury Index is a blend of the Wilshire 5000 Equity Index (65%), the Salomon Broad Investment Grade Bond Index (25%) and the 90-day U.S. Government Treasury Bill Yield (10%). The Wilshire 5000 measures the performance of all equity securities issued by companies with headquarters in the U.S. The Salomon Broad Index consists of U.S. Treasury and Government-sponsored agency bonds with a maturity of one year or longer. The indices are unmanaged and returns include reinvested dividends.

[LOGO]                                                 LEONETTI GROWTH FUND

Dear Shareholder:

The year 2000 provided an extremely difficult investing environment for growth investing. The utilities, energy and health care sectors were the strongest sectors, while the telecommunications, Internet, and computer technology areas fell apart. The Dow Industrials and the Standard & Poor's 500 indices experienced their worst year since 1981. The powerhouse of the last few years, the Nasdaq Composite had its largest drop since 1971 when the Nasdaq began trading. Defensive trading, rotational action and a five year high of companies issuing earnings warnings hampered investing in the growth sectors, causing many investors and institutions to become short-term traders or give up and move to fixed income or cash. The fact that we witnessed a very significant slowdown in the economy in the fourth quarter only added to the pessimism.

                YEAR-TO-DATE PERFORMANCE AS OF DECEMBER 31, 2000*
--------------------------------------------------------------------------------
Dow Industrials               (6.2%)
Nasdaq Composite             (39.3%)
S&P 500                      (10.1%)

*    without dividends

The Leonetti Growth Fund (the "Fund") declined 11.45% for the second half and 15.32% for the full year*. This compared to the S&P 500 dropping 9.1% for the second half of the year and 10.1% for the whole year. The Lipper Large Capitalization Growth Index finished the year lower by 19.68%. The assets of the Fund have more than doubled since the beginning of the year. The assets as of December 31, 2000 are $6.5 million.

In the second half of the year we positioned the portfolio towards less glamorous growth stocks, more emphasis on value and stocks that would benefit from changes in interest rates. We also increased the number of holdings in the Leonetti Growth Fund. The ten largest stock holdings as of December 31, 2000 were, in order:

Northrup Grumman (NOC)
Genentech (DNA)
Emerson Electric (EMR)
Proctor & Gamble (PG)
Medtronic (MDT)
Citigroup (C)
American Home Products (AHP)
American General Corp. (AGC)
Sun Microsystems (SUNW)
American International Group (AIG)

The year 2000 also saw the parabolic rise of the dot-com stock, and their collapse six months later. Nearly 140 closed shop in 2000 as venture capitalists were forced to cut off funding when stock prices began to collapse. Venture capital investors began to demand business models that would indicate some chance of future profits. Even giants like Amazon and Yahoo quickly fell out of grace. The realization that haunted many investors was Amazon's failure to provide foreseeable profits and the reality that Yahoo's business really revolves around Internet advertising. Amazon's stock fell from a high of 113 in December 1999 to a year end close of 151/2 - a drop of 86%. Yahoo's stock fared even worse with a high in January 2000 of 250 to its year-end close of 30 - a drop of 88%.

It was also the year of the mega-mergers. America Online and Time Warner agreed to combine, Tribune Companies and Times Mirror are becoming one, SmithKline Beechem and Glaxo Wellcome are merging and General Electric and Honeywell are becoming an item. We also saw an increased interest by foreign companies in many U.S. firms, especially in the financial and telecommunications industries.

The following are investing trends we see occurring in 2001.

     *    Value stocks along with less glamorous growth stocks should do well.

     * Unlike the very narrow advance of the past three years, many stocks will participate in a much broader advancing market.

     * More and more stocks will have the ability to rise 40-50% over an 18-24 month time period, but very few will have the spectacular 1000% percent gains of the past few years.

     *    Oil prices will decline.

     *    Companies will be quite active in the belt tightening area.

     * The bond market will move back to a foundation for growth in the economy.

     * Technology stocks will regain some of their luster, but we might have to wait a few months.

     * Financial stocks ought to remain strong, as should food, drug, defense, medical, manufacturing and cyclicals.

     * The year-end rally of the Eurodollar will continue, generating some beefed up profits for many multinational corporations.

     * The Federal Reserve will also take an active role in cutting federal funds rates. We expect a cut of at least 100 basis points in the first quarter and will probably make a third cut before the end of the first half of the year.

     * Historically, for the stock market, rate cuts have been a very powerful source for sustained market rallies. After a first rate cut, we expect a 10% rise in the market within three months, 19% within six months and a 23% return within one year after the first rate cut.

     * We think that the stock market measured by the Dow Industrial Average should be able to move at least 15% higher in 2001 to 12,400. The Nasdaq Composite will probably see a greater gain due to last year's severe decline. In our view, a gain of 25% is likely to 3100.

The new year will offer many opportunities for growth investors. Not only will traditional growth areas shine, but less glamorous growth stocks and stocks offering good value will also do very well. We look forward to the new year and the opportunities it will provide for your fund.

Cordially,


LEONETTI & ASSOCIATES, INC.


                              LEONETTI GROWTH FUND
                        Value of $10,000 vs S&P 500 Index

                           Average Annual Total Return
                         Period Ended December 31, 2000

                1 Year.................................. -15.32%
                Since Inception (9/1/99)................   4.98%


                    Leonetti Growth Fund        S & P 500 Index w/inc
                    --------------------        ---------------------
      Sep 1, 99           10,000                      10,000
         Sep 99           10,190                       9,646
         Dec 99           12,600                      11,081
         Mar 00           13,420                      11,335
         Jun 00           12,050                      11,035
         Sep 00           12,500                      10,927
         Dec 00           10,670                      10,072


* Past performance does not guarantee future results.

The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 index is unmanaged and returns include reinvested dividends.

                             LEONETTI BALANCED FUND

SCHEDULE OF INVESTMENTS at December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

 SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 67.5%

AEROSPACE & DEFENSE: 2.8%
 10,000     Northrop Grumman Corp.                                  $   830,000
                                                                    -----------
BANKS: 4.1%
 15,000     Northern Trust Corp.                                      1,223,437
                                                                    -----------
BEVERAGES: 2.5%
 15,000     PepsiCo, Inc.                                               743,437
                                                                    -----------
BUILDING MATERIALS: 1.5%
  9,000     American Standard Companies Inc.*                           443,812
                                                                    -----------
COMMUNICATIONS - EQUIPMENT: 0.5%
 12,500     Ericsson (L.M.) Telephone Co., ADR*                         139,844
                                                                    -----------
COMPUTERS - HARDWARE: 3.7%
 40,000     Sun Microsystems, Inc.*                                   1,115,000
                                                                    -----------
COMPUTERS - MEMORY DEVICES: 3.6%
 16,000     EMC Corp.-Mass*                                           1,064,000
                                                                    -----------
COMPUTERS - NETWORKING PRODUCTS: 2.6%
 20,000     Cisco Systems, Inc.*                                        765,000
                                                                    -----------
COMPUTERS - SOFTWARE: 1.9%
 20,000     Oracle Corp.*                                               581,250
                                                                    -----------
CONSUMER PRODUCTS: 0.8%
 10,000     Sara Lee Corp.                                              245,625
                                                                    -----------
COSMETICS: 1.2%
 10,000     Gillette Company (The)                                      361,250
                                                                    -----------
COSMETICS & TOILETRIES: 3.9%
 15,000     Procter & Gamble Co.                                      1,176,562
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES: 4.6%
 26,666     Citigroup, Inc.                                           1,361,633
                                                                    -----------
DIVERSIFIED OPERATIONS: 4.9%
 24,000     General Electric Co.                                      1,150,500
  5,000     Vivendi Universal - SP ADR*                                 326,250
                                                                    -----------
                                                                      1,476,750
                                                                    -----------
FOOD - RETAIL: 0.9%
 10,000     Albertson's, Inc.                                           265,000
                                                                    -----------
FOOD - WHOLESALE: 2.0%
 20,000     Sysco Corp.                                                 600,000
                                                                    -----------
HEALTHCARE - MEDICAL SUPPLIES & PRODUCTS: 1.2%
 10,000     Becton Dickinson & Co.                                      346,250
                                                                    -----------
HOTELS & MOTELS: 1.4%
 10,000     Marriott International, Inc. - Class A                      422,500
                                                                    -----------
INTERNET SOFTWARE: 1.9%
 16,000     AOL Time Warner, Inc.*                                      556,800
                                                                    -----------
LEISURE & RECREATION PRODUCTS: 2.7%
 20,000     Harley-Davidson, Inc.                                       795,000
                                                                    -----------
MANUFACTURING: 1.3%
 10,000     ITT Industries, Inc.                                        387,500
                                                                    -----------
MEDIA - NEWSPAPERS/CABLE TV: 2.8%
 20,000     Tribune Co.                                                 845,000
                                                                    -----------
PAPER AND RELATED PRODUCTS: 1.4%
 10,000     International Paper Co.                                     408,125
                                                                    -----------
PHARMACEUTICALS: 6.6%
 20,000     American Home Products Corp.                              1,271,000
 15,000     Pfizer, Inc.                                                690,000
                                                                    -----------
                                                                      1,961,000
                                                                    -----------
RETAIL: 1.1%
  5,000     Gap, Inc.                                                   127,500
  5,000     Walgreen Co.                                                209,063
                                                                    -----------
                                                                        336,563
                                                                    -----------
RETAIL - DISCOUNT: 1.8%
 10,000     Wal-Mart Stores, Inc.                                       531,250
                                                                    -----------
RETAIL - SPECIALTY/APPAREL: 0.6%
 10,000     Limited, Inc.                                               170,625
                                                                    -----------
SEMICONDUCTORS: 2.3%
 22,500     Intel Corp.                                                 680,625
                                                                    -----------
TELECOMMUNICATIONS - SERVICES: 0.5%
 15,864     Avaya, Inc.*                                                163,598
                                                                    -----------
TOYS: 0.4%
 12,500     Hasbro, Inc                                                 132,813
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $16,273,132)                                                 20,130,249
                                                                    -----------

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

--------------------------------------------------------------------------------

PRINCIPAL
 AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS: 28.3%
$  500,000    U.S. Treasury Note, 4.625%, 12/31/00                  $   499,942
   500,000    U.S. Treasury Note, 5.250%, 1/31/01                       499,903
   800,000    U.S. Treasury Note, 5.000%, 2/28/01                       799,306
 1,000,000    U.S. Treasury Note, 5.250%, 5/31/01                       998,227
   500,000    U.S. Treasury Note, 5.500%, 8/31/01                       499,480
 1,000,000    U.S. Treasury Note, 6.375%, 9/30/01                     1,005,494
 1,000,000    U.S. Treasury Note, 6.250%, 10/31/01                    1,005,571
 1,300,000    U.S. Treasury Note, 5.875%, 11/30/01                    1,303,961
   800,000    U.S. Treasury Note, 6.250%, 1/31/02                       806,642
 1,000,000    U.S. Treasury Note, 6.000%, 7/31/02                     1,010,920
                                                                    -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
  (cost $8,385,441)                                                   8,429,446

REPURCHASE AGREEMENT: 3.6%
$1,083,000  Firstar Bank Repurchase Agreement, 4.25%,
            dated 12/29/2000, due 1/2/2001,
            [collateralized by $1,104,583
            GNMA, 6.50%, due 07/15/2009] (value of
            proceeds $1,083,511) (cost $1,083,000)                  $ 1,083,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $25,741,573+): 99.4%                                         29,642,695
Other Assets less Liabilities: 0.6%                                     184,632
                                                                    -----------
NET ASSETS: 100.0%                                                  $29,827,327
                                                                    ===========

*    Non-income producing security.
+ At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

Gross unrealized appreciation                                       $ 4,755,654
Gross unrealized depreciation                                          (854,532)
                                                                    -----------
Net unrealized appreciation                                         $ 3,901,122
                                                                    ===========

See accompanying Notes to Financial Statements.

                              LEONETTI GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2000 (Unaudited)
--------------------------------------------------------------------------------

 SHARES                                                                VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 90.9%

AEROSPACE & DEFENSE: 5.1%
  4,000     Northrop Grumman Corp.                                  $   332,000
                                                                    -----------
BANKS: 3.4%
  4,000     Bank of New York Co., Inc.                                  220,750
                                                                    -----------
BEVERAGES: 3.1%
  5,000     Pepsi Bottling Group, Inc.                                  199,687
                                                                    -----------
COMMUNICATIONS - EQUIPMENT: 0.9%
  5,000     Ericsson (L.M.) Telephone Co., ADR*                          55,938
                                                                    -----------
COMPUTERS - HARDWARE: 3.4%
  8,000     Sun Microsystems, Inc.*                                     223,000
                                                                    -----------
COMPUTERS - MEMORY DEVICES: 2.6%
  2,500     EMC Corp.*                                                  166,250
                                                                    -----------
COMPUTERS - NETWORKING PRODUCTS: 2.4%
  4,000     Cisco Systems, Inc.*                                        153,000
                                                                    -----------
CONSUMER PRODUCTS: 1.5%
  4,000     Sara Lee Corp.                                               98,250
                                                                    -----------
COSMETICS: 2.2%
  4,000     Gillette Company (The)                                      144,500
                                                                    -----------
COSMETICS & TOILETRIES: 4.8%
  4,000     Procter & Gamble Co.                                        313,750
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES: 4.2%
  5,333     Citigroup, Inc.                                             272,316
                                                                    -----------
DIVERSIFIED OPERATIONS: 3.3%
  4,500     General Electric Co.                                        215,719
                                                                    -----------
DRUGS & PHARMACEUTICALS: 5.0%
  4,000     Genentech, Inc.*                                            326,000
                                                                    -----------
ELECTRICAL COMPONENTS & EQUIPMENT: 4.9%
  4,000     Emerson Electric Co.                                        315,250
                                                                    -----------
FOOD - RETAIL: 1.6%
  4,000     Albertson's, Inc.                                           106,000
                                                                    -----------
HEALTH CARE - DIVERSIFIED: 4.7%
  5,000     Medtronic, Inc.                                             301,875
                                                                    -----------
HOTELS & MOTELS: 2.6%
  4,000     Marriott International, Inc. - Class A                      169,000
                                                                    -----------
INSURANCE: 3.4%
  2,250     American International Group, Inc.                          221,766
                                                                    -----------
INSURANCE - LIFE/HEALTH: 3.8%
  3,000     American General Corp.                                      244,500
                                                                    -----------
LEISURE & RECREATION PRODUCTS: 2.4%
  4,000     Harley-Davidson, Inc.                                       159,000
                                                                    -----------
MANUFACTURING: 2.4%
  4,000     ITT Industries, Inc.                                        155,000
                                                                    -----------
PHARMACEUTICALS: 6.8%
  4,000     American Home Products Corp.                                254,200
  4,000     Pfizer, Inc.                                                184,000
                                                                    -----------
                                                                        438,200
                                                                    -----------
RETAIL: 0.8%
  2,000     Gap, Inc.                                                    51,000
                                                                    -----------
SEMICONDUCTORS: 2.3%
  5,000     Intel Corp.                                                 151,250
                                                                    -----------
SOFTWARE: 1.8%
  4,000     Oracle Corp.*                                               116,250
                                                                    -----------
TELECOMMUNICATIONS: 5.2%
  4,800     Nokia Corp.- Sponsored ADR*                                 208,800
  4,000     Nortel Networks Corp.                                       128,250
                                                                    -----------
                                                                        337,050
                                                                    -----------
TOYS: 0.8%
  5,000     Hasbro, Inc                                                  53,125
                                                                    -----------
TRANSPORTATION - AIRLINES: 2.4%
  4,000     AMR Corp.*                                                  156,750
                                                                    -----------
TRANSPORTATION - RAIL: 3.1%
  4,000     Union Pacific Corp.                                         203,000
                                                                    -----------
TOTAL COMMON STOCKS
  (cost $5,936,858)                                                   5,900,176
                                                                    -----------

See accompanying Notes to Financial Statements.

                        LEONETTI GROWTH FUND

PRINCIPAL
 AMOUNT                                                                VALUE
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT: 8.7%
$564,000    Firstar Bank Repurchase
            Agreement, 4.25%, dated
            12/29/2000, due 01/02/2001,
            [collateralized by $575,240
            GNMA, 6.50%, due
            07/15/2009] (value of
            proceeds $564,266)
            (cost $564,000)                                         $   564,000
                                                                    -----------
TOTAL INVESTMENTS IN SECURITIES
  (cost $6,500,858+): 99.6%                                           6,464,176
Other Assets less Liabilities: 0.4%                                      24,479
                                                                    -----------

NET ASSETS: 100.0%                                                  $ 6,488,655
                                                                    ===========

*    Non-income producing security.
+ At December 31, 2000, the basis of investments for federal income tax purposes was the same as their cost for financial reporting purposes. Unrealized appreciation and depreciation were as follows:

     Gross unrealized  appreciation                                 $   488,352
     Gross unrealized depreciation                                     (525,034)
                                                                    -----------
     Net unrealized depreciation                                    $   (36,682)
                                                                    ===========

See accompanying Notes to Financial Statements.

                              LEONETTI FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2000 (Unaudited)

                                                     BALANCED          GROWTH
                                                       FUND             FUND
                                                    -----------     -----------
ASSETS
  Investments in securities, at value
    (cost $25,741,573 and
    $6,500,858 respectively) ..................     $29,642,695     $ 6,464,176
  Cash ........................................             639             464
  Receivables:
    Dividends and interest ....................         143,335           2,355
    Fund shares sold ..........................          26,746           8,374
    Securities sold ...........................         452,341         180,937
  Prepaid expenses ............................          13,110           9,268
                                                    -----------     -----------
       Total assets ...........................      30,278,866       6,665,574
                                                    -----------     -----------
LIABILITIES
  Payables:
    Securities purchased ......................         385,675         148,120
    Fund shares redeemed ......................          22,416           8,133
    Distribution to shareholders ..............           2,769              --
    Due to advisor ............................          21,737           1,661
    Administration fees .......................          10,722           2,712
  Accrued expenses ............................           8,220          16,293
                                                    -----------     -----------
       Total liabilities ......................         451,539         176,919
                                                    -----------     -----------
NET ASSETS ....................................     $29,827,327     $ 6,488,655
                                                    ===========     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE ($29,827,327/1,964,445
  and $6,488,655/608,150, respectively;
  of shares authorized without par value) .....     $     15.18     $     10.67
                                                    ===========     ===========

COMPONENTS OF NET ASSETS
  Paid-in capital .............................     $25,469,344     $ 7,351,156
  Accumulated net investment income (loss) ....          77,812         (43,311)
  Accumulated net realized gain (loss)
    on investments ............................         379,049        (782,508)
  Net unrealized appreciation
    (depreciation) on investments .............       3,901,122         (36,682)
                                                    -----------     -----------
       Net assets .............................     $29,827,327     $ 6,488,655
                                                    ===========     ===========

See accompanying Notes to Financial Statements.

                              LEONETTI FUNDS

STATEMENT OF OPERATIONS For the Six Months Ended December 31, 2000 (Unaudited)

                                                       BALANCED        GROWTH
                                                         FUND           FUND
                                                     -----------    -----------
INVESTMENT INCOME
  Income
    Dividends ....................................   $    55,724    $    12,917
    Interest .....................................       293,213         12,655
    Other ........................................        10,556             --
                                                     -----------    -----------
       Total income ..............................       359,493         25,572
                                                     -----------    -----------
  Expenses
    Advisory fees ................................       158,799         34,441
    Administration fees ..........................        31,800         15,123
    Fund accounting fees .........................        12,461          9,091
    Audit fees ...................................         9,145          8,143
    Transfer agent fees ..........................        13,262          7,171
    Custody fees .................................         6,483          5,169
    Reports to shareholders ......................         4,219            798
    Registration fees ............................         1,135          6,550
    Legal fees ...................................         2,620          1,004
    Trustee fees .................................         4,112          1,718
    Amortization of deferred organization costs ..         1,082             --
    Insurance expense ............................           408            241
    Miscellaneous ................................         3,242            628
                                                     -----------    -----------
       Total expenses ............................       248,768         90,077
       Less: fees waived .........................            --        (21,194)
                                                     -----------    -----------
       Net expenses ..............................       248,768         68,883
                                                     -----------    -----------
          NET INVESTMENT INCOME (LOSS) ...........       110,725        (43,311)
                                                     -----------    -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain (loss) on investments ........     1,791,691       (243,542)
  Net unrealized depreciation on investments .....    (4,160,700)      (566,467)
                                                     -----------    -----------
    Net realized and unrealized loss
      on investments .............................    (2,369,009)      (810,009)
                                                     -----------    -----------
          NET DECREASE IN NET ASSETS
            RESULTING FROM OPERATIONS ............   $(2,258,284)   $  (853,320)
                                                     ===========    ===========

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                       SIX MONTHS ENDED         YEAR ENDED
                                                      DECEMBER 31, 2000#       JUNE 30, 2000
                                                      ------------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment income ............................     $    110,725          $    117,035
  Net realized gain on investments .................        1,791,691               932,687
  Net unrealized appreciation
  (depreciation) on investments ....................       (4,160,700)            1,836,455
                                                         ------------          ------------
       NET INCREASE (DECREASE) IN NET ASSETS
         RESULTING FROM OPERATIONS .................       (2,258,284)            2,886,177
                                                         ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .......................         (113,404)              (68,992)
  From net realized gain ...........................       (2,381,662)             (675,334)
                                                         ------------          ------------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........       (2,495,066)             (744,326)
                                                         ------------          ------------
CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
   net change in outstanding shares (a) ............        4,166,530             4,204,474
                                                         ------------          ------------
       TOTAL INCREASE (DECREASE) IN NET ASSETS......         (586,820)            6,346,325

NET ASSETS
  Beginning of period ..............................       30,414,147            24,067,822
                                                         ------------          ------------
  END OF PERIOD ....................................     $ 29,827,327          $ 30,414,147
                                                         ============          ============
Accumulated net investment income ..................     $     77,812          $     80,491
                                                         ============          ============

(a) A summary of capital share transactions is as follows:

                                                SIX MONTHS ENDED                YEAR ENDED
                                               DECEMBER 31, 2000#              JUNE 30, 2000
                                           --------------------------    --------------------------
                                              SHARES         VALUE          SHARES          VALUE
                                           -----------    -----------    -----------    -----------
Shares sold ............................       165,903    $ 3,001,255        354,229    $ 6,196,803
Shares issued in reinvestment of
 distributions .........................       161,732      2,492,297         41,794        743,508
Shares redeemed ........................       (73,520)    (1,327,022)      (158,912)    (2,735,837)
                                           -----------    -----------    -----------    -----------
Net increase ...........................       254,115    $ 4,166,530        237,111    $ 4,204,474
                                           ===========    ===========    ===========    ===========

# Unaudited.

See accompanying Notes to Financial Statements.

                        LEONETTI GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS

                                                                           SEPTEMBER 1, 1999*
                                                     SIX MONTHS ENDED           THROUGH
                                                    DECEMBER 31, 2000#       JUNE 30, 2000
                                                    ------------------       -------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ........................         $   (43,311)           $   (36,510)
  Net realized loss on investments ...........            (243,542)              (538,966)
  Net unrealized appreciation
  (depreciation) on investments ..............            (566,467)               529,785
                                                       -----------            -----------
       NET DECREASE IN NET ASSETS
        RESULTING FROM OPERATIONS ............            (853,320)               (45,691)
                                                       -----------            -----------


CAPITAL SHARE TRANSACTIONS
  Net increase in net assets derived from
   net change in outstanding shares (a).......             860,164              6,527,502
                                                       -----------            -----------
       TOTAL INCREASE IN NET ASSETS ..........               6,844              6,481,811

NET ASSETS
  Beginning of period ........................           6,481,811                     --
                                                       -----------            -----------
  END OF PERIOD ..............................         $ 6,488,655            $ 6,481,811
                                                       ===========            ===========
  Accumulated net investment loss ............         $   (43,311)           $        --
                                                       ===========            ===========

(a)  A summary of capital share transactions is as follows:

                                                                        SEPTEMBER 1, 1999*
                                         SIX MONTHS ENDED                    THROUGH
                                        DECEMBER 31, 2000#                JUNE 30, 2000
                                   --------------------------       --------------------------
                                      SHARES         VALUE            SHARES          VALUE
                                   -----------    -----------       -----------    -----------
Shares sold ....................        88,845    $ 1,082,916           543,925    $ 6,600,930
Shares redeemed ................       (18,474)      (222,752)           (6,146)       (73,428)
                                   -----------    -----------       -----------    -----------
Net increase ...................        70,371    $   860,164           537,779    $ 6,527,502
                                   ===========    ===========       ===========    ===========

# Unaudited.
* Commencement of operations.

See accompanying Notes to Financial Statements.

                             LEONETTI BALANCED FUND

FINANCIAL HIGHLIGHTS For a capital shate outstanding throughout each period

                                                                                                            AUGUST 1, 1995*
                                                 SIX MONTHS ENDED            YEAR ENDED JUNE 30,                THROUGH
                                                    DECEMBER 31,   ----------------------------------------     JUNE 30,
                                                       2000#         2000       1999       1998       1997        1996
                                                      -------      -------    -------    -------    -------     -------
Net asset value,
  beginning of period .............................   $ 17.78      $ 16.34    $ 14.02    $ 12.31    $ 10.80     $ 10.00
                                                      -------      -------    -------    -------    -------     -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income ...........................      0.06         0.07       0.05       0.05       0.06        0.09
  Net realized and unrealized
   gain (loss) on investments......................     (1.27)        1.86       3.18       2.75       1.54        0.76
                                                      -------      -------    -------    -------    -------     -------
Total from investment operations...................     (1.21)        1.93       3.23       2.80       1.60        0.85
                                                      -------      -------    -------    -------    -------     -------
LESS DISTRIBUTIONS:
  From net investment income.......................     (0.06)       (0.05)     (0.05)     (0.03)     (0.09)      (0.05)
  From net realized gain...........................     (1.33)       (0.44)     (0.86)     (1.06)        --          --
                                                      -------      -------    -------    -------    -------     -------
Total distributions ...............................     (1.39)       (0.49)     (0.91)     (1.09)     (0.09)      (0.05)
                                                      -------      -------    -------    -------    -------     -------
Net asset value, end of period.....................   $ 15.18      $ 17.78    $ 16.34    $ 14.02    $ 12.31     $ 10.80
                                                      =======      =======    =======    =======    =======     =======

Total return ......................................     (6.89)%++    11.81%     24.28%     24.10%     14.91%       8.46%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions).............   $  29.8      $  30.4    $  24.1    $  15.5    $  11.3     $  10.1
  Ratio of expenses to average net assets..........      1.57%+       1.61%      1.77%      1.99%      2.29%       2.26%+
  Ratio of net investment income to average
    net assets ....................................      0.70%+       0.43%      0.35%      0.40%      0.47%       1.02%+

Portfolio turnover rate ...........................     39.64%++     88.76%     81.16%     89.51%    119.75%      42.16%++

+  Annualized.
++ Not annualized.
#  Unaudited.

See accompanying Notes to Financial Statements.

                         LEONETTI GROWTH FUND

FINANCIAL HIGHLIGHTS For a capital shate outstanding throughout each period

                                                                                    SEPTEMBER 1, 1999*
                                                              SIX MONTHS ENDED           THROUGH
                                                             DECEMBER 31, 2000#       JUNE 30, 2000
                                                             ------------------       -------------
Net asset value, beginning of period ....................         $ 12.05                $ 10.00
                                                                  -------                -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ...................................           (0.07)                 (0.07)
  Net realized and unrealized gain (loss)
    on investments ......................................           (1.31)                  2.12
                                                                  -------                -------
Total from investment operations ........................           (1.38)                  2.05
                                                                  -------                -------
Net asset value, end of period ..........................         $ 10.67                $ 12.05
                                                                  =======                =======

Total return ............................................          (11.45%)++              20.50%++

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (millions) ..................         $   6.5                $   6.5

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ..............            2.62%+                 4.09%+
  After fees waived and expenses absorbed ...............            2.00%+                 2.00%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
  Before fees waived and expenses absorbed ..............           (1.87%)+               (3.28%)+
  After fees waived and expenses absorbed ...............           (1.26%)+               (1.19%)+

Portfolio turnover rate .................................           82.36%++              193.89%++

*  Commencement of operations.
+  Annualized.
++ Not annualized.
#  Unaudited.

See accompanying Notes to Financial Statements.

                                 LEONETTI FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1 - ORGANIZATION

     The Leonetti Balanced Fund and the Leonetti Growth Fund (the "Funds") are each a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust") which is registered under the Investment
Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Leonetti Balanced Fund and the Leonetti Growth Fund began operations on August 1, 1995 and September 1, 1999, respectively. The investment objective of the Leonetti Balanced Fund is to seek total return through a combination of income and capital growth, consistent with preservation of capital. The investment objective of the Leonetti Growth Fund is long-term growth of capital.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Securities traded on a national securities exchange, or Nas-daq are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading; securities traded on an exchange or Nasdaq for which there have been no sales, and other over-the-counter securities, are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Funds are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60 day period that this amortized cost basis does not represent fair value. Short-term investments are stated at cost which, when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Funds intend to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provisions are required.

          At June  30,  2000,  the  Leonetti  Growth  Fund  has a  capital  loss
          carryforward  of  approximately   $538,966   expiring  June  30,  2008
          available to offset future gains, if any.

                                 LEONETTI FUNDS

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. USE OF ESTIMATES. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     E. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Funds account and report for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the period ended June 30, 2000, the Leonetti Growth Fund decreased paid-in-capital by $36,510 due to the Fund experiencing a net investment loss during the period. Accumulated net realized loss on investments and net assets were not affected by these changes.

 NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     Leonetti & Associates, Inc. (the "Advisor") provides the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% of the average daily net assets of the Funds. For the six months ended December 31, 2000, the Leonetti Balanced Fund and the Leonetti Growth Fund incurred $158,799 and $34,441, respectively, in advisory fees.

     The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Leonetti Growth Fund's total operating expenses by reducing all or portion of its fees and reimbursing the Fund for expenses, excluding interest and tax expenses, so that its ratio of expenses to average net assets will not exceed 2.00%. In the case of the Fund's initial period of operations any fee waived or voluntarily reduced and/or any Fund expense absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Advisor, if so requested by the Advisor, any time before the end of the fifth fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. For the six months ended December 31, 2000, the Advisor waived $21,194 of its fee. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to

                                 LEONETTI FUNDS
any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Funds' administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds' custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Funds' expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Under $15 million                  $30,000
     $15 to $50 million                 0.20% of average daily net assets
     $50 to $100 million                0.15% of average daily net assets
     $100 to $150 million               0.10% of average daily net assets
     Over $150 million                  0.05% of average daily net assets

     For the six months ended December 31, 2000, the Leonetti Balanced Fund and the Leonetti Growth Fund incurred $31,799 and $15,123 in administration fees, respectively.

     First Fund Distributors, Inc. (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and the proceeds from the sale of securities for the six months ended December 31, 2000, excluding U.S. Government obligations and short-term investments, were $8,987,552 and $9,183,925, respectively, for the Leonetti Balanced Fund and $5,557,447 and $5,209,722, respectively, for the Leonetti Growth Fund.

     The cost of purchases and the proceeds from sales of U.S. Government obligations, excluding short-term investments, for the six months ended December 31, 2000 were $1,008,668 and $800,000, respectively, for the Leonetti Balanced Fund.

                                                                              19
                                 LEONETTI FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

NOTE 5 - REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the
Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Funds will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the respective Fund in each agreement, and the Funds will make payment of for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

     If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

================================================================================

                                     ADVISOR
                           LEONETTI & ASSOCIATES, INC.
                         1130 Lake Cook Road, Suite 300
                            Buffalo Grove, IL 60089

                                   DISTRIBUTOR
                          FIRST FUND DISTRIBUTORS, INC.
                      4455 East Camelback Rd., Suite 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 282-2340

                                    AUDITORS
                                ERNST & YOUNG LLP
                           725 South Figueroa Street
                             Los Angeles, CA 90017

                                  LEGAL COUNSEL
                     PAUL, HASTINGS, JANOFSKY & WALKER, LLP
                        345 California Street, 29th Floor
                            San Francisco, CA 94104

================================================================================
This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.